HII Q2 2024 Earnings August 1, 2024 Chris Kastner President & CEO Tom Stiehle Executive Vice President & CFO Exhibit 99.2

Cautionary Statement Regarding Forward-looking Statements 2 Statements in this presentation, other than statements of historical fact, constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by words such as "may," "will," "should," "expects," "intends," "plans," "anticipates," "believes," "estimates," "predicts," "potential," "continue," and similar words or phrases or the negative of these words or phrases. These statements relate to future events or our future financial performance and involve known and unknown risks, uncertainties, and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance, or achievements expressed or implied by these forward-looking statements. Although we believe the expectations reflected in the forward-looking statements are reasonable when made, we cannot guarantee future results, levels of activity, performance, or achievements. There are a number of important factors that could cause our actual results to differ materially from the results anticipated by our forward-looking statements, which include, but are not limited to: changes in government and customer priorities and requirements (including government budgetary constraints, shifts in defense spending, and changes in customer short-range and long-range plans); our ability to estimate our future contract costs, including cost increases due to inflation, and perform our contracts effectively; changes in procurement processes and government regulations and our ability to comply with such requirements; our ability to deliver our products and services at an affordable life cycle cost and compete within our markets; natural and environmental disasters and political instability; our ability to execute our strategic plan, including with respect to share repurchases, dividends, capital expenditures and strategic acquisitions; adverse economic conditions in the United States and globally; health epidemics, pandemics and similar outbreaks; our ability to attract, train and retain a qualified workforce; disruptions impacting global supply, including those resulting from the ongoing conflict between Russia and Ukraine and in the Middle East; changes in key estimates and assumptions regarding our pension and retiree health care costs; security threats, including cyber security threats, and related disruptions; and other risk factors discussed in our other filings with the U.S. Securities and Exchange Commission ("SEC"). Additional factors include those described in our Annual Report on Form 10-K for the year ended December 31, 2023, including under the captions "Management's Discussion and Analysis of Financial Condition and Results of Operations," and "Business," in our subsequent quarterly reports on Form 10-Q, including under the captions "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations," and in our subsequent filings with the SEC. There may be other risks and uncertainties that we are unable to predict at this time or that we currently do not expect to have a material adverse effect on our business, and we undertake no obligation to update or revise any forward-looking statements. You should not place undue reliance on any forward-looking statements that we may make. This release also contains non-GAAP financial measures and includes a GAAP reconciliation of these financial measures. Non-GAAP financial measures should not be construed as being more important than comparable GAAP measures.

Q2 2024 Financial Highlights 3 • Record second quarter revenues of $3.0B, up 6.8% YoY – Mission Technologies revenues $765M, up 18.6% YoY • Operating Income of $189M, up 21.2% YoY • Net Income of $173M, up 33.1% YoY • Diluted EPS of $4.38, up 33.9% YoY • Quarter-end backlog of $48.5B

HII Q2 2024 Operational Highlights 4 Ingalls Shipbuilding Highlights • Delivered Richard M. McCool Jr. (LPD 29) Newport News Shipbuilding Highlights • Delivered Virginia-class submarine New Jersey (SSN 796) • Completed dry dock work for aircraft carrier USS John C. Stennis (CVN 74) RCOH Mission Technologies Highlights • Announced strategic executive leadership appointments to advance AUKUS goals in Australia • Announced the sale of three REMUS 100s and five REMUS 300s to the U.K. Royal Navy • Awarded $65 million to perform high quality specialized research and analysis for the Deputy Director of Joint Warfighting Development

5 Upcoming Shipbuilding Milestones1 2024 o Ingalls  Complete sea trials and deliver LPD 29 (Richard M. McCool Jr.)  Launch LPD 30 (Harrisburg) o Newport News  Re-deliver SSN 794 (USS Montana)  Deliver SSN 796 (New Jersey)  Float off SSN 798 (Massachusetts)  Float off SSN 800 (Arkansas)  Ship final module of SSN 801 (Utah) 1 All milestones are based upon current expectations and subject to change based upon future events. List is alphabetical by program designation. 2025 o Ingalls  Deliver DDG 128 (Ted Stevens)  Launch DDG 129 (Jeremiah Denton)*  DDG 1000 (USS Zumwalt) Sea Trials  Deliver LHA 8 (Bougainville) ** o Newport News  Deliver CVN 79 (Kennedy)  Deliver SSN 798 (Massachusetts)*  Deliver SSN 800 (Arkansas) * Milestone moved from 2024 to 2025 ** Milestone moved from 2025 to 2026

$156 $189 $0 $20 $40 $60 $80 $100 $120 $140 $160 $180 $200 Q223 Q224 6 HII Q2 2024 Consolidated Results • Revenue grew $190M or 6.8% YoY driven by growth across all segments CONSOLIDATED REVENUE ($M) OPERATING INCOME ($M) & MARGIN % 5.6% • Operating income increased $33M YoY driven by Mission Technologies and Newport News Shipbuilding 5.6% 6.3% $2,787 $2,977 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 Q223 Q224

7 HII Q2 2024 Segment Results YoY Newport News Shipbuilding Ingalls Shipbuilding Mission Technologies 1 Non-GAAP measures. See appendix for definitions and reconciliations. REVENUE ($M) SEGMENT OPERATING INCOME1 ($M) & MARGIN %1 REVENUE ($M) REVENUE ($M) SEGMENT OPERATING INCOME1 ($M) & MARGIN %1 SEGMENT OPERATING INCOME1 ($M) & MARGIN %1 4.2% Revenue + Amphibious assault ships and surface combatants _volume - National security cutter volume Operating Income - Lower surface combatant risk retirement + LPD 29 delivery incentive Revenue + Columbia-class submarine volume Operating Income + Contract adjustments, incentives and volume on the RCOH program - Carrier construction and VCS program Revenue + C5ISR and Cyber, Electronic Warfare & Space (CEWS) volume Operating Income + Volume increases stated above, fleet sustainment performance and prior year loss $664 $712 $0 $200 $400 $600 $800 Q223 Q224 $65 $56 $0 $20 $40 $60 $80 Q223 Q224 $1,509 $1,535 $0 $500 $1,000 $1,500 $2,000 Q223 Q224 $95 $111 $0 $20 $40 $60 $80 $100 $120 Q223 Q224 $645 $765 $0 $200 $400 $600 $800 $1,000 Q223 Q224 $9 $36 $0 $10 $20 $30 $40 Q223 Q224 9.8% 7.9% 6.3% 7.2% 1.4% 4.7% 7% 19% 2% 17% (14%) 300%

$82 ($9) ($68) ($90) $14 ($99) ($125) ($100) ($75) ($50) ($25) $0 $25 $50 $75 $100 Cash from Ops. CAPEX Free Cash Flow 8 HII Q2 2024 Capital Deployment CASH FLOW USE ($M) SHAREHOLDER DISTRIBUTIONS ($M) • Cash balance of $11 million and liquidity of ~$1.1 billion at quarter end • Net capital expenditures of 3.0% of revenues in Q2 • Cash contributions to pension and other postretirement benefit plans of $14 million in Q2 • Distributions to shareholders of $116 million in Q2 • Paid dividends totaling $51 million • Repurchased 250 thousand shares at an aggregate cost of $65 million 1 Non-GAAP measure. See appendix for definition and reconciliation. 1 Q2 23 Q2 24 $49 $51 $9 $62 $0 $20 $40 $60 $80 $100 $120 $140 Q2 23 Q2 24 Dividends Share Repurchases (at cost) TOTAL $57 TOTAL $116 $50 $7 $65 $51

9 HII Financial Outlook1 FY24 Outlook1 Shipbuilding Revenue2 $8.8B - $9.1B Shipbuilding Operating Margin2 7.6% - 7.8% Mission Technologies Revenue $2.75B - $2.8B Mission Technologies Segment Operating Margin2 3.0% - 3.5% Mission Technologies EBITDA Margin2 8.0% - 8.5% Operating FAS/CAS Adjustment ($63M) Non-current State Income Tax Benefit/Expense3 ~$0M Interest Expense ($95M) Non-operating Retirement Benefit $178M Effective Tax Rate ~21% Depreciation & Amortization ~$350M Capital Expenditures ~5.3% of Sales Free Cash Flow2,4 $600M - $700M 1 The financial outlook, expectations and other forward looking statements provided by the company for 2024 and beyond reflect the company's judgment based on the information available at the time of this presentation. 2 Non-GAAP measures. See appendix for definitions. In reliance upon Item 10(e)(1)(i)(B) of Regulation S-K, reconciliations of forward–looking GAAP and non–GAAP measures are not provided because of the unreasonable effort associated with providing such reconciliations due to the variability in the occurrence and the amounts of certain components of GAAP and non-GAAP measures. For the same reasons, we are unable to address the significance of the unavailable information, which could be material to future results. 3 Outlook is based on current tax law. Repeal or deferral of requirement to capitalize R&D expenditures would result in elevated non-current state income tax expense. 4 Outlook is based on current tax law and assumes the requirement to capitalize R&D expenditures for tax purposes is not deferred or repealed. • Reaffirming FY24 shipbuilding financial guidance • Raising Mission Technologies revenue guidance range • Revising interest expense outlook • Reaffirming 5 year (FY24-FY28) Free Cash Flow2,4 outlook of $3.6B Q3 2024 Financial Outlook • Shipbuilding revenue2 of ~$2.2B and shipbuilding operating margin2 of ~7.8% • Mission Technologies revenue of ~$650M and Mission Technologies segment operating margin2 of ~2.5% • Free cash flow2,4 of ~$0

Investment Thesis Largest U.S. military seapower provider with leading all-domain, integrated defense technologies Historic and significant market tailwinds providing highly visible growth Margin expansion opportunity driven by operational execution and delivering on commitments Projected free cash flow growth enabling disciplined capital allocation and increasing total shareholder value 10

Appendix

12 Non-GAAP Information We make reference to “free cash flow,” “segment operating income,” “segment operating margin,” “shipbuilding revenue,” “shipbuilding operating margin,” “Mission Technologies EBITDA” and “Mission Technologies EBITDA margin.” We internally manage our operations by reference to segment operating income and segment operating margin, which are not recognized measures under GAAP. When analyzing our operating performance, investors should use segment operating income and segment operating margin in addition to, and not as alternatives for, operating income and operating margin or any other performance measure presented in accordance with GAAP. They are measures that we use to evaluate our core operating performance. We believe that segment operating income and segment operating margin reflect additional ways of viewing aspects of our operations that, when viewed with our GAAP results, provide a more complete understanding of factors and trends affecting our business. We believe these measures are used by investors and are a useful indicator to measure our performance. Because not all companies use identical calculations, our presentation of segment operating income and segment operating margin may not be comparable to similarly titled measures of other companies. Shipbuilding revenue, shipbuilding operating margin, Mission Technologies EBITDA and Mission Technologies EBITDA margin are not measures recognized under GAAP. They are measures that we use to evaluate our core operating performance. We believe that shipbuilding revenue, shipbuilding operating margin, Mission Technologies EBITDA and Mission Technologies EBITDA margin reflect additional ways of viewing aspects of our operations that, when viewed with our GAAP results, provide a more complete understanding of factors and trends affecting our business. When analyzing our operating performance, investors should use shipbuilding revenue, shipbuilding operating margin, Mission Technologies EBITDA and Mission Technologies EBITDA margin in addition to, and not as alternatives for, operating income and operating margin or any other performance measure presented in accordance with GAAP. We believe these measures are used by investors and are a useful indicator to measure our performance. Because not all companies use identical calculations, our presentation of shipbuilding revenue, shipbuilding operating margin, Mission Technologies EBITDA and Mission Technologies EBITDA margin may not be comparable to similarly titled measures of other companies. Free cash flow is not a measure recognized under GAAP. Free cash flow has limitations as an analytical tool and should not be considered in isolation from, or as a substitute for, net earnings as a measure of our performance or net cash provided or used by operating activities as a measure of our liquidity. We believe free cash flow is an important measure for our investors because it provides them insight into our current and period-to-period performance and our ability to generate cash from continuing operations. We also use free cash flow as a key operating metric in assessing the performance of our business and as a key performance measure in evaluating management performance and determining incentive compensation. Free cash flow may not be comparable to similarly titled measures of other companies. In reliance upon Item 10(e)(1)(i)(B) of Regulation S-K, reconciliations of forward-looking GAAP and non-GAAP measures are not provided because of the unreasonable effort associated with providing such reconciliations due to the variability in the occurrence and the amounts of certain components of GAAP and non-GAAP measures. For the same reasons, we are unable to address the significance of the unavailable information, which could be material to future results.

13 Non-GAAP Measures Definitions Segment operating income is defined as operating income for the relevant segment(s) before the Operating FAS/CAS Adjustment and non-current state income taxes. Segment operating margin is defined as segment operating income as a percentage of sales and service revenues. Shipbuilding revenue is defined as the combined sales and service revenues from our Newport News Shipbuilding segment and Ingalls Shipbuilding segment. Shipbuilding operating margin is defined as the combined segment operating income of our Newport News Shipbuilding segment and Ingalls Shipbuilding segment as a percentage of shipbuilding revenue. Mission Technologies EBITDA is defined as Mission Technologies segment operating income before interest expense, income taxes, depreciation and amortization. Mission Technologies EBITDA margin is defined as Mission Technologies EBITDA as a percentage of Mission Technologies revenues. Free cash flow is defined as net cash provided by (used in) operating activities less capital expenditures net of related grant proceeds. Operating FAS/CAS Adjustment is defined as the difference between the service cost component of our pension and other postretirement expense determined in accordance with GAAP (FAS) and our pension and other postretirement expense under U.S. Cost Accounting Standards (CAS). Non-current state income taxes are defined as deferred state income taxes, which reflect the change in deferred state tax assets and liabilities and the tax expense or benefit associated with changes in state uncertain tax positions in the relevant period. These amounts are recorded within operating income. Current period state income tax expense is charged to contract costs and included in cost of sales and service revenues in segment operating income. Certain of the financial measures we present are adjusted for the Operating FAS/CAS Adjustment and non-current state income taxes to reflect the company’s performance based upon the pension costs and state tax expense charged to our contracts under CAS. We use these adjusted measures as internal measures of operating performance and for performance-based compensation decisions.

14 Non-GAAP Reconciliations Segment Operating Income & Segment Operating Margin ($ in millions) 2024 2023 2024 2023 Ingalls revenues 712 664 1,367 1,241 Newport News revenues 1,535 1,509 2,969 3,015 Mission Technologies revenues 765 645 1,515 1,269 Intersegment eliminations (35) (31) (69) (64) Sales and Service Revenues 2,977 2,787 5,782 5,461 Operating Income 189 156 343 297 Operating FAS/CAS Adjustment 15 17 32 36 Non-current state income taxes (1) (4) (2) (8) Segment Operating Income 203 169 373 325 As a percentage of sales and service revenues 6.8% 6.1% 6.5% 6.0 % Ingalls segment operating income 56 65 116 120 As a percentage of Ingalls revenues 7.9% 9.8% 8.5% 9.7 % Newport News segment operating income 111 95 193 179 As a percentage of Newport News revenues 7.2% 6.3% 6.5% 5.9 % Mission Technologies segment operating income 36 9 64 26 As a percentage of Mission Technologies revenues 4.7% 1.4% 4.2% 2.0 % Three Months Ended June 30 June 30 Six Months Ended

15 Non-GAAP Reconciliations Shipbuilding Revenues & Operating Margin ($ in millions) 2024 2023 2024 2023 Sales and service revenues 2,977 2,787 5,782 5,461 Mission Technologies (765) (645) (1,515) (1,269) Intersegment eliminations 35 31 69 64 Shipbuilding Revenues 2,247 2,173 4,336 4,256 Operating Income 189 156 343 297 Operating FAS/CAS Adjustment 15 17 32 36 Non-current state income taxes (1) (4) (2) (8) Segment Operating Income 203 169 373 325 Mission Technologies (36) (9) (64) (26) Shipbuilding operating income 167 160 309 299 Shipbuilding operating margin 7.4% 7.4% 7.1% 7.0 % Three Months Ended June 30 June 30 Six Months Ended

16 Non-GAAP Reconciliations Free Cash Flow ($ in millions) 2024 2023 2024 2023 Net cash provided by (used in) operating activities (9) 82 (211) 73 Less capital expenditures: Capital expenditure additions (90) (68) (165) (111) Grant proceeds for capital expenditures — — 3 3 Free cash flow (99) 14 (373) (35) Three Months Ended June 30 June 30 Six Months Ended

17 Non-GAAP Reconciliations Mission Technologies EBITDA & EBITDA Margin (in millions) 2024 2023 2024 2023 Mission Technologies sales and service revenues 765 645 1,515 1,269 Mission Technologies segment operating income 36 9 64 26 Mission Technologies depreciation expense 2 3 5 6 Mission Technologies amortization expense 25 28 50 55 Mission Technologies state tax expense 2 3 4 6 Mission Technologies EBITDA 65 43 123 93 Mission Technologies EBITDA margin 8.5% 6.7% 8.1% 7.3 % June 30June 30 Three Months Ended Six Months Ended